EXHIBIT 10
                           Incentive Stock Option Plan


                      DIVERSIFIED TECHNOLOGIES GROUP, INC.

                             2000 STOCK OPTION PLAN
                                 (June 30, 2000)

1. Purpose of the Plan. The purpose of the Diversified Technologies Group, Inc., 2000 Stock Option Plan ("Plan") is to advance the interests of Diversified Technologies Group, Inc., a Delaware corporation ("Company"), by providing an opportunity for ownership of the stock of the Company by employees, agents and directors of, and consultants to, the Company and its subsidiaries. By providing an opportunity for such stock ownership, the Company seeks to attract and retain qualified personnel, and otherwise to provide additional incentive to promote the success of its business.

2. Stock Subject to the Plan. (a) The total number of shares of the authorized but unissued or treasury shares of the common stock of the Company ("Common Stock") for which options may be granted under the Plan (individually, an "Option" and, collectively, "Options") shall be 3,000,000 post November 29, 1999, reverse split shares, subject to adjustment as provided in Section 13 hereof. (b) If an Option expires or terminates for any reason without having been exercised in full, the unpurchased shares shall again be available for subsequent Option grants under the Plan. (c) Common Stock issuable on exercise of an Option may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors of the Company ("Board").

3. Administration of the Plan. The Plan shall be administered by the Board, unless it expressly establishes a committee for this purpose. No member of the Board shall act on any matter exclusively affecting any Option granted or to be granted to himself or herself under the Plan. A majority of the members of the Board shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting. The decision of the Board as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Board, in its sole discretion, may grant Options to purchase shares of Common Stock, and the Board shall issue shares upon exercise of Options as provided in the Plan. The Board shall have the authority, subject to the express provisions of the Plan, to construe Option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Option agreements, which may but need not be identical, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option agreement in the manner and to the extent it shall deem expedient to implement the Plan, and the Board shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board, in its discretion, may delegate its powers, duties and responsibilities to a committee, consisting of two or more members of the Board, all of whom shall be "disinterested persons" (as hereinafter defined). If a committee is so appointed, all references to the Board shall mean and relate to such committee, unless the context otherwise requires. For the purposes of the Plan, a director or member of this committee shall be deemed to be "disinterested" only if such person qualified as a "disinterested person" within the meaning of paragraph (c)
(2) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such term is interpreted from time to time.

4. Type of Options. Options granted pursuant to the Plan shall be authorized by action of the Board, and will be non-qualified options which do not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

5. Eligibility. Options may be granted to (i) directors, officers and key employees of the Company or any of its subsidiaries, or (ii) agents, directors of and consultants or advisors to the Company or any of its subsidiaries, whether or not otherwise employees of the Company or its subsidiaries. In determining the eligibility of an individual to be granted an Option, as well as in determining the number of shares to be optioned to any individual, the Board shall take into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board may deem relevant.

6. Restrictions on Options. The Board may implement such restrictions on Options and the Common Stock underlying such as it deems reasonable and necessary under the circumstances then prevailing.

7. Option Agreement. Each Option shall be evidenced by an Option agreement ("Option Agreement") duly executed on behalf of the Company and by the optionee to whom such Option is granted, which Option Agreement shall comply with and be

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subject to the terms and conditions of the Plan. The Option Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board. No Option shall be granted within the meaning of the Plan and no purported grant of any Option shall be effective until the Option Agreement shall have been duly executed on behalf of the Company and the optionee. More than one Option may be granted to an individual.

8. Option Price. (a) The Option price or price of shares of Common Stock shall be as determined by the Board. (b) The Option price or prices for shares of Common Stock shall be at least the fair market value of the Common Stock at the time the Option is granted as determined by the Board in accordance with the Regulations promulgated under Section 422 of the Code. (c) If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the Option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales price on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the closing "Bid" and the closing "Ask" prices, if any, as reported on the National Association of Securities Dealer Automated Quotation System ("NASDAQ") on the date of the grant of the Option, or, if none, shall be determined by the Board after weighing the various criteria then thought relevant for the purpose of providing a fair value therefor.

9. Manner of Payment; Manner of Exercise. (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options, (ii) shares of Common Stock owned by the optionee having a fair market value equal in amount to the exercise price of the Options being exercised, (iii) services invoiced to the Company or any of its subsidiaries or
(iv) any combination of (i), (ii) and (iii); provided; however, that payment of the exercise price by delivery of shares of Common Stock owned by such optionee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board, unless such condition is waived by the Board. The fair market value of any shares of Common Stock which may be delivered upon exercise of an Option shall be determined by the Board in accordance with Section 8 hereof. (b) To the extent that the right to purchase shares under an Option has accrued and is in effect, Options may be exercised in full at one time or in part from time to time by giving written notice, signed by the person or persons exercising the Option, to the Company and stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the Option at such time, during ordinary business hours, after five (5) but not more than ten (10) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or person exercising the Option.

10. Exercise of Options. Each Option granted under the Plan shall, subject to
Section 11(b) and Section 13 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that no Option granted under the Plan shall have a term in excess of ten (10) years form the date of grant. To the extent that an Option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period.

11. Term of Options; Exercisability. (a) Term. (i) Each Option shall expire on a date determined by the Board which is not more than ten (10) years from the date of the granting thereof; provided, however, except as otherwise provided in this
Section 11, an Option granted to any optionee whose employment with the Company or any of its subsidiaries is terminated shall terminate on the earlier of (1) ninety days after the date such optionee's employment by the Company or by any such subsidiary is terminated, or (2) the date on which the Option expires by its terms. (ii) If the employment of an optionee is terminated by the Company or any of its subsidiaries for cause or because the optionee is in breach of any employment agreement, such Option will terminate on the date the optionee's employment is terminated by the Company or any such subsidiary. (iii) If the employment of an optionee is terminated by the Company or any of its subsidiaries because the optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such Option shall terminate on the earlier of (1) one year after the date such optionee's employment by the Company or by any such subsidiary is terminated, or (2) the date on which the Option expires by its terms. (iv) In the event of the death of any optionee, any Option granted to such optionee shall terminate one year after the date of death, or on the date on which the Option expires by its terms, whichever occurs first. (b) Exercisability. (i) Except as provided below, an Option granted to an optionee whose employment with the Company or by any of its subsidiaries is terminated shall be exercisable only to the extent that the right to purchase shares under

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such Option has accrued and is in effect on the date such optionee's employment with the Company or by any such subsidiary is terminated. (ii) An Option granted to an optionee whose employment is terminated by the Company or by any of its subsidiaries because he or she has become permanently disabled, as defined above, shall be immediately exercisable as to the full number of shares covered by such Option, whether or not under the provisions of Section 10 hereof such Option was otherwise exercisable as of the date of disability. (iii) In the event of the death of an optionee, the Option granted to such optionee may be exercised as to the full number of shares covered thereby, whether or not under the provisions of Section 10 hereof the optionee was entitled to do so at the date of his or her death, by the executor, administrator or personal representative of such optionee, or by any person or persons who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such optionee.

12. Options Not Transferable. The right of any optionee to exercise any Option granted to him or her shall not be assignable or transferrable by such optionee other than by will or the laws of descent and distribution, and any such Option shall be exercisable during the lifetime of such optionee only by him or her. Any Option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the Option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such Option.

13. Recapitalization, Reorganizations and the Like. In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding Options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option price per share.

In addition, unless otherwise determined by the Board in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock, in his, her or its sole discretion, may deliver to the optionee the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change in Control, or the Board may cancel all outstanding Options in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the Option been exercised (but only to the extent then exercisable) and had no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the Option price therefor. Upon receipt of such consideration, all Options (whether or not then exercisable) shall immediately terminate and be of no further force or effect. The value of the stock or other securities the optionee would have received if the Option had been exercised shall be determined in good faith by the Board, and in the case of shares of Common Stock, in accordance with the provisions of Section 8 hereof. The Board shall also has the power and right to accelerate the exercisability of any Options, notwithstanding any limitations in this Plan or in the Agreement upon such a sale, conveyance or Change in Control.

A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Common Stock outstanding.

Upon dissolution or liquidation of the Company, all Options granted under this Plan shall terminate, but each optionee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries as a director, agent or consultant) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her Option to the extent then exercisable.

If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assuming the old Option, or substituting a new option for the old Option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

No fraction of a share shall be purchasable or deliverable upon the exercise of any Option, but in the event any adjustment hereunder in the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

14. No Special Employment Rights. Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Option holder any right with respect to the continuation of his or her employment by the Company or by any subsidiary or interfere in any way with the right of the Company or any subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Option holder from the rate in existence at the time of the grant of an Option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board at the time of such occurrence.

15. Withholding. The Company's obligation to deliver shares upon the exercise of an Option shall be subject to the Option holder's satisfaction of all applicable Federal, state and local income and employment tax withholding requirements. The Company and optionee may agree to withhold shares of Common Stock purchased upon exercise of an Option to satisfy the above-mentioned withholding requirements; provided, however, no such agreement may be made by an optionee who is an "officer" or "director" within the meaning of Section 16 of the Exchange Act, except pursuant to a standing election to so withhold shares of Common Stock purchased upon exercise of an Option, such election to be made not less than six months prior to such exercise and which election may be revoked only upon six months prior written notice.

16. Restrictions on Issuance of Shares. (a) Notwithstanding the provisions of
Section 9, the Company may delay the issuance of shares covered by the exercise of an Option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied: (i) The shares with respect to which such Option has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended. (b) It is intended that all exercises of Options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any Option may be exercised, except as otherwise agreed to by the Company in writing in its sole discretion.

17. Purchase for Investment; Rights of Holder on Subsequent Registration. Unless and until the shares to be issued upon exercise of an Option granted under the Plan have been effectively registered under the 1933 Act, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any Option unless the person who exercises such Option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the Option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an Option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statues, then the Company may take such action and may require from each Optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

18. Loans. At the discretion of the Board, the Company may loan to the optionee some or all of the purchase price of the shares acquired upon exercise of an Option.

19. Modification of Outstanding Options. The Board may authorize the amendment of any outstanding Option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

20. Approval of Stockholders. The Plan shall not require presentation to or the approval of the stockholders of the Company.

21. Termination and Amendment of Plan. Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the date upon which the Plan was duly adopted by the Board of the Company. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable.

22. Limitation of Rights in the Option Shares. An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Options except to the extent that the Option shall have been exercised with respect thereto, and in addition, a certificate shall have been issued theretofore and delivered to the optionee.

23. Notices. Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to the attention of the President at the Company's principal place of business; and, if to an optionee, to his or her address as it appears on the records of the Company.

                                    EXHIBIT A
                                       TO
                      DIVERSIFIED TECHNOLOGIES GROUP, INC.

                             2000 STOCK OPTION PLAN
                                 (June 30, 2000)


                        INCENTIVE STOCK OPTION AGREEMENT


THIS AGREEMENT has been made this _______ day of ______________, 20 __________________________, between ________________________ ("Employee"), and
Diversified Technologies Group, Inc., a Delaware corporation ("Company").

1. Grant of Option. The Company, pursuant to the provisions of the Diversified Technologies Group, Inc., 2000 Incentive Stock Option Plan ("Plan"), a copy of which was previously received by the Employee, hereby grants to the Employee, subject to the terms and conditions set forth or incorporated herein, an option to purchase from the Company all or any part of an aggregate of _________ common shares, as such are now constituted, at the purchase price of $_____ per share. The provisions of the Plan governing the terms and conditions of the Option granted hereby are incorporated in full herein and made a part hereof by this reference. The Employee, by his or her signature below, agrees to be bound by the terms and conditions of the Plan.

2. Exercise. This Option shall be exercisable in whole or in part on or after ______________ and on or before _____________; provided, however, that the cumulative number of common shares as to which this Option may be exercised (except in the event of death, retirement, or disability, as provided in paragraph 11(a) of the Plan) shall not exceed the following amounts:

     Cumulative Number of Shares          Prior To Date (Not Inclusive of)



This Option shall be exercisable by the delivery to and receipt by the Company of (i) a written notice of election to exercise, in the form set forth in Exhibit A hereto, specifying the number of Common Shares to be purchased; (ii) accompanied by payment of the full purchase price thereof in cash or certified check payable to the order of the Company, or by fully-paid and nonassessable common shares of the Company properly endorsed over to the Company, or by a combination thereof, and (iii) by return of this Agreement for endorsement of exercise by the Company. In the event fully-paid and nonassessable common shares are submitted as whole or partial payment for shares to be purchased hereunder, such common shares will be valued at their Fair Market Value (as defined in the Plan) on the date such shares received by the Company are applied to payment of the exercise price.

3. Transferability. This Option is not assignable or transferable by the Employee other than by the Employee's will or by the laws of descent and distribution, as provided in paragraph 12 of the Plan. The Option shall be exercisable only by the Employee during the Employee's lifetime.

DIVERSIFIED TECHNOLOGIES GROUP, INC.         ATTEST:


By:____________________________              By:________________________________
   President                                    Secretary

Employee hereby acknowledges receipt of the copy of the Plan, and accepts this Option subject to each and every term and provision of the Plan. Employee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Compensation Committee of the Board of Directors administering the Plan on any questions arising under the Plan. Employee recognizes that if his or her employment with the Company or any subsidiary thereof shall be terminated for any reason whatsoever, all of Employee's rights hereunder shall thereupon terminate as provided in the Plan.

Date:________________________________
Employee:____________________________
Print Name:__________________________
Address:_____________________________
Social Security No.:_________________

                          EXHIBIT A TO OPTION AGREEMENT

(Suggested form of letter to be used for notification of election to exercise. Please do not use this page, but follow this form in a separately typed letter.)

Date:

Treasurer
Diversified Technologies Group, Inc.
13355 Noel Rd., Ste. 500
Dallas TX   75240



Dear Sir:

In accordance with paragraph 8 of the Stock Option Agreement evidencing the Option granted to me on _____________________ under the Diversified Technologies Group, Inc., 2000 Incentive Stock Option Plan, I hereby elect to exercise this Option to the extent of _______________ Common Shares.

Enclosed are (i) Certificate(s) No.(s) _________________________ representing fully-paid common shares of Diversified Technologies Group, Inc., endorsed to the Company with signature guaranteed; (ii) and/or a certified check payable to the order of "Diversified Technologies Group, Inc." in the amount of $____________ as the balance of the purchase price of $_______________ for the shares which I have elected to purchase; and (iii) the original Incentive Stock Option Agreement for endorsement by the Company as to exercise. I acknowledge that the common shares (if any) submitted as part payment of the exercise price due hereunder will be valued by the Company at their Fair Market Value (as defined in the Plan) on the date this exercise is effected by the Company. In the event I hereafter sell any common shares issued pursuant to this option within two years from the date of exercise or within five years after the date of grant of this Option, I agree to notify the Company promptly of the amount of taxable compensation realized by me by reason of such for federal income tax purposes.

When the certificate for common shares which I have elected to purchase has been issued, please deliver it to me, along with my endorsed Incentive Stock Option Agreement in the event there remains an unexercised balance of shares under the Option, at the following address:


______________________________
______________________________

Very Truly Yours,


______________________________
Signature of Employee

______________________________
Print Name

                          EXHIBIT B TO OPTION AGREEMENT

                              VESTING OPTION GRANT

THIS AGREEMENT has been made this ______________ day of _____________, 19__, between _________________ ("Employee"), and Diversified Technologies Group, Inc., a Delaware corporation ("Company").

1. Grant of Option. The Company, pursuant to the provisions of the Diversified Technologies Group, Inc., 2000 Stock Option Plan ("Plan"), a copy of which was previously received by Employee, hereby grants to Employee, subject to the terms and conditions set forth or incorporated herein, an option to acquire ______________ common shares. The provisions of the Plan governing the terms and conditions of the Stock granted hereby are incorporated in full herein and made a part hereof by this reference.

2. Vesting. This Option shall be issuable as follows:

     Cumulative Number of Shares                Issuance Date



3. Transferability. This Option grant is not assignable or transferable by Employee other than by Employee's will or by the laws of descent and distribution, as provided in paragraph 12 of the Plan. The shares shall be issuable only to the Employee during the Employee's lifetime.

DIVERSIFIED TECHNOLOGIES GROUP, INC.            ATTEST:


By:________________________________             By:_____________________________
   President                                       Secretary

Employee hereby acknowledges receipt of the copy of the Plan, and accepts this grant subject to each and every term and provision of the Plan. Employee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Compensation Committee of the Board of Directors administering the Plan on any questions arising under the Plan. Employee recognizes that if Employee's employment with the Company or any subsidiary thereof shall be terminated for any reason whatsoever (except as otherwise provided in paragraph 11(a) of the Plan), all of the Employee's rights hereunder shall thereupon terminate as provided in the Plan.

Date: _____________________________
Employee: _________________________
Print Name: _______________________
Address: __________________________
Social Security No.: ______________